SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


January 31, 2003
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Date of Report (Date of earliest event reported)


Laboratory Corporation of America Holdings
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(Exact name of registrant as specified in its charter)

        Delaware                      1-11353            13-3757370
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(State or other jurisdiction of     Commission        (IRS Employer
Incorporation or organization)       File No.         Identification No.)


358 South Main Street, Burlington, North Carolina          27215
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(Address of principal executive offices)                 (Zip code)

                         (336) 229-1127
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Registrant's telephone number, including area code:


Not applicable
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(Former name or former address, if changed since last report)


Exhibit Index on Page 4


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ITEM 5.     OTHER EVENTS.

          On January 31, 2003, Laboratory Corporation of America Holdings, a Delaware corporation (the "Company"), pursuant to a Purchase Agreement dated as of January 28, 2003 (the "Purchase Agreement") among the Company and the initial purchasers named in Schedule A thereto (collectively, the "Initial Purchasers"), sold $350,000,000 aggregate principal amount of its 5 1/2% Senior Notes due February 1, 2013 (the "Notes") to the Initial Purchasers (the "Offering"). A copy of the Purchase Agreement is filed herewith as
Exhibit 1.1. The Company issued the Notes pursuant to an indenture dated as of January 31, 2003 between the Company and Wachovia Bank, National Association, as trustee (the "Indenture"). A copy of the Indenture is filed herewith as Exhibit 4.1. The Initial Purchasers will resell the Notes in private transactions in conformance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. Proceeds from the issuance of the Notes, estimated at $345.1 million, together with cash on hand, was used to repay the $350,000,000 principal amount of the Company's bridge loan facility that was used, together with available cash and borrowings under the Company's senior credit facilities, to fund the acquisition of all of the outstanding shares of DIANON Systems, Inc. on January 17, 2003.

          On January 28, 2003, the Company entered into a Registration Rights Agreement with the Initial Purchasers, pursuant to which the Company agreed to (i) file with the Securities and Exchange Commission on or prior to May 1, 2003 a registration statement on an appropriate form under the Securities Act (the "Exchange Offer Registration Statement") relating to a registered exchange offer for the Notes under the Securities Act and (ii) use its reasonable best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act by July 30, 2003. A copy of the Registration Rights Agreement is filed herewith as Exhibit 10.1.


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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

           (c)  Exhibits.

                1.1 Purchase Agreement dated as of January 28, 2003 among Laboratory Corporation of America Holdings and the Initial Purchasers named on Schedule A thereto. (Filed herewith.)

                4.1 Indenture dated as of January 31, 2003 between Laboratory Corporation of America Holdings and Wachovia Bank, National Association, as trustee, including form of 5 1/2% Senior Note due February 1, 2013. (Filed herewith.)

               10.1 Registration Rights Agreement dated as of January 28, 2003 between Laboratory Corporation of America Holdings and the Initial Purchasers named therein. (Filed herewith.)




                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        LABORATORY CORPORATION OF AMERICA
                                        HOLDINGS



Date:  January 31, 2003                 By:  /s/ Bradford T. Smith
                                            --------------------------
                                            Bradford T. Smith
                                            Executive Vice President, Chief
                                            Legal Officer and Secretary


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                                   EXHIBIT INDEX


          EXHIBIT NO.        DESCRIPTION

             1.1 Purchase Agreement dated as of January 28, 2003 among Laboratory Corporation of America Holdings and the Initial Purchasers named on Schedule A thereto. (Filed herewith.)

             4.1 Indenture dated as of January 31, 2003 between Laboratory Corporation of America Holdings and Wachovia Bank, National Association, as trustee, including form of 5 1/2% Senior Note due February 1, 2013. (Filed herewith.)

            10.1 Registration Rights Agreement dated as of January 28, 2003 between Laboratory Corporation of America Holdings and the Initial Purchasers named therein. (Filed herewith.)